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                                  EXHIBIT 23.1

                          CONSENT OF INDEPENDENT AUDITORS

                       (Malone & Bailey, PLLC Letterhead)

We consent to the incorporation by reference in the registration statement on Form S-8 of our report dated February 25, 2001, on our audit of the financial statements of Cybertel Communications Corporation as of December 31, 2000 included in the company's Annual Report on Form 10-KSB.


/s/ Malone & Bailey, PLLC

Malone & Bailey, PLLC
Houston, Texas

June 22, 2001